STATE FARM MUNICIPAL BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated June 30, 2023

to the Prospectus and Statement of Additional Information

dated January 28, 2023

The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the State Farm Municipal Bond Fund (the “Fund”).

Effective July 3, 2023, Reid Frankenberg is no longer a portfolio manager of the Fund. Adam Shane will assume Mr. Frankenberg’s responsibilities. The information relating to Mr. Frankenberg on page 13 of the prospectus in the subsection entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Adam Shane, CFA

Senior Vice President, Northern Trust Investments, Inc.

Length of Service: Since July 2023

Effective July 3, 2023, the biographical information relating to Mr. Frankenberg on page 24 of the prospectus in the subsection entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Adam Shane, CFA, Senior Vice President

State Farm Municipal Bond Fund

Adam Shane is Co-Head of Municipal Bond Portfolio Management on the Global Fixed Income team at Northern Trust Asset Management. In this capacity, Adam has responsibility for the oversight and management of both investment grade and high yield municipal bond strategies. Adam has held various positions in portfolio management, credit research, and product management at Northern Trust Asset Management, and prior to that at Nuveen. Adam has an MBA, with concentrations in accounting and finance. Adam is a CFA® charterholder and a member of the CFA Society of Chicago, the CFA Institute, the Chicago Municipal Analysts Society, and the National Federation of Municipal Analysts. He has more than 20 years of fixed income investment management experience.

Effective July 3, 2023, the information for Mr. Frankenberg in the tables in the Other Portfolio Manager Information section on page 18 of the SAI is deleted in its entirety and replaced with the following:

Adam Shane, Senior Vice President, State Farm Municipal Bond Fund

	Number of Accounts*		Assets Under Management* (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	7	0	$3,752	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	343	0	$3,275	0
Total	350	0	$7,027	0

*	As of March 31, 2023

This Supplement and the Prospectus should be retained for future reference.